NHI

Q3 2016 SUPPLEMENTAL



TABLE OF CONTENTS

2 Overview
3 Summary Information
4 Performance
5 Investments
7 Financial
8 Capital Structure
9 Industry Partners
10 RIDEA Relationship
11 RIDEA Operating Performance
12 Leadership
13 Balance Sheets
14 Statements of Income
15 FFO, AFFO & FAD
16 Portfolio Information
17 Reconciliations
18 Definitions

Forward looking statements and risk factors:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2015. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the year-to-date period ended September 30, 2016.

Cover Photo: Brightwater, operated by Senior Living Communities in Myrtle Beach, SC

OVERVIEW

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Strong growing dividend with low payout ratio


PARTNERS[1]
NHC, 16%
Brookdale, 2%
Quorum, 2%
LTC, 1%
Ensign, 9%
Holiday, 15%
SLC, 14%
Bickford, 14%
Other, 12%
HSM, 3%
LCS, 3%
SLM, 3%
East Lake, 4%
Small, 2%

Regional 49% Small 6%
Public 30% National Private Chain 15%


ASSETS[1]
REIT Dividends & Other, 2%
Senior Living Campus, 6%
Skilled, 31%
Assisted Living, 23%
Hospital & MOB, 4%
Independent Living, 16%
Entrance-Fee, 18%

Sr. Hsng. Need-Driven 29%
Sr. Hsng. Discretionary 34% Medical 35%

[1]Based on annualized cash revenue of $235,472,000 for contracts in place at September 30, 2016



AS OF SEPT. 30, 2016

Senior Housing 128
Skilled Nursing 73
Hospital 3
Medical Office 2

206 Properties

32 Operating Partners

32 States

SUMMARY INFORMATION

(dollar and share amounts in thousands)

	Quarter Ended / As Of				
	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015
Balance Sheet Data[1]					
Gross cost of real estate assets	$ 2,393,676	$ 2,348,021	$ 2,113,873	$ 2,095,866	$ 2,088,622
Total assets	2,387,770	2,335,454	2,159,234	2,133,218	2,123,775
Total liabilities	1,180,780	1,156,811	1,019,545	990,758	1,079,108
Total noncontrolling interests	—	9,072	9,117	9,168	9,762
Total stockholder's equity attributable to NHI	1,206,990	1,169,571	1,130,572	1,133,292	1,034,904
Operating Data					
Total revenue	$ 63,251	$ 61,204	$ 59,018	$ 58,703	$ 58,282
Rental revenue - GAAP	59,272	57,028	55,074	54,824	54,459
Straight-line rents	6,000	5,297	5,286	6,131	6,184
Rental revenue - Cash	53,272	51,731	49,788	48,693	48,275
Adjusted EBITDA	61,508	58,796	55,693	55,124	56,253
Interest expense	10,816	10,666	10,262	10,158	9,772
General & administrative expense	2,169	2,120	2,929	2,469	1,691
Funds from operations per diluted common share	1.21	1.45	1.16	1.80	1.22
Normalized FFO per diluted common share	1.23	1.22	1.16	1.17	1.21
Normalized AFFO per diluted common share	1.10	1.10	1.04	1.03	1.07
Normalized FAD per diluted common share	1.10	1.11	1.07	1.04	1.08
Regular dividends declared per common share	0.90	0.90	0.90	0.85	0.85
Capitalization[1]					
Common shares outstanding at end of each period	39,848	39,155	38,404	38,397	37,566
Market value of equity at end of each period	$ 3,127,271	$ 2,940,149	$ 2,554,634	$ 2,337,225	$ 2,159,669
Total debt	1,086,018	1,072,835	937,138	914,443	999,793
Net debt	1,081,821	1,068,959	908,330	901,157	985,512
Total market capitalization, including net debt	4,209,092	4,009,108	3,462,964	3,238,382	3,145,181
Ratios[1]					
Interest coverage ratio	5.7x	5.5x	5.4x	5.4x	5.8x
Fixed charge coverage ratio	5.8x	5.8x	5.7x	6.1x	6.1x
Net debt to adjusted EBITDA (annualized)[2]	4.4x	4.4x	4.1x	4.1x	4.4x
Dividend payout ratio for normalized FFO	73.2%	73.8%	77.6%	73.3%	70.2%
Dividend payout ratio for normalized AFFO	81.8%	81.8%	86.5%	83.3%	79.4%
Dividend payout ratio for normalized FAD	81.8%	81.1%	84.1%	82.5%	78.7%
Net debt as a percentage of market capitalization	25.7%	26.7%	26.2%	27.8%	31.3%
Secured debt as a percentage of net debt	11.5%	11.6%	13.7%	13.8%	12.7%
Portfolio Statistics					
Number of properties	206	202	190	189	188
RIDEA average occupancy	87.0%	88.7%	88.8%	87.8%	86.3%
RIDEA EBITDARM	$ 7,121	$ 7,857	$ 7,397	$ 6,805	$ 7,168

[1]All periods presented reflect the adoption of ASU 2015-03 which is described in Note 1 of our consolidated financial statements for the quarter ended September 30, 2016.
[2]See our form 10-Q for the quarter ended September 30, 2016 for further information regarding our calculation of Adjusted EBITDA on an annualized basis.

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


15%
12%
9%
6%
3%
0%
7.8%
2.6%
11.2%
5.1%
11.3%
6.9%
11.1%
5.0%
10.0%
8.1%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on mid-point of 2016 guidance and reported normalized FFO

Dividends Regular Special Expected


$4.00
$3.00
$2.00
$1.00
$0.00
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

10-Year Total Return


NHI
420%
MSCI US REIT Index
83%
S&P 500 TR Index
102%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

Dividends / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
8.1%
3.0%
7.5%
4.3%
8.1%
4.6%
7.6%
4.6%
7.3%
4.6%
2-Year
3-Year
4-Year
5-Year
6-Year

Peer Average Source: Wells Fargo Securities; based on peer company projections and dividend history

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- Focused on growing with our 32 operating partners and select new customers
- Diversified investment plan emphasizing private pay senior housing properties
- Experienced operators with proven record of quality care and value creation

Investment History*


$800
$700
$600
$500
$400
$300
$200
$100
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$88.6
$141.4
$100.4
$193.0
$752.1
$570.9
$310.1
$373.7
2009
2010
2011
2012
2013
2014
2015
2016**
Existing Relationship
New Relationship
10-Year Treasury
WACY


REIT Dividends, 1%
Notes, 6%
RIDEA, 14%
INVESTMENT STRUCTURE
Lease, 79%

Average age of properties acquired since 2009 is **12.4 years;** *total portfolio average age is* **22.2 years**

**Excludes $74m transaction announced November 3

($, in 000's)	Asset Type	Investment Type	Units	Location	Yield	Total	Funded	Remaining
Recent Investments								
Ensign Group	SNF	Lease	931	TX	8.40%[1]	$ 118,500	$ (118,500)	$ -
Bickford Senior Living	SHO	Lease	277	IA, IL, NE	7.25%	89,900	(87,500)	2,400
Bickford Senior Living	SHO	Construction Loan	60	IL	9.00%	14,000	(1,500)	12,500
Senior Living Management	SHO	Mortgage Notes	246	FL	8.25%	24,500	(12,556)	11,944
East Lake Management Group	SHO	Lease	477	CT	7.00%	66,300	(66,300)	-
Chancellor Health Care	SHO	Lease	134	OR	7.50%	36,650	(36,650)	-
Woodland Village	SHO	Lease	98	WA	7.25%	9,813	(9,813)	-
Senior Living Communities	SHO	Construction Loan	186	SC	10.00%	14,000	(6,024)	7,976
						$ 373,663	$ (338,843)	$ 34,820
Pending Transactions								
Senior Living Communities	SHO	Lease	299	CT	6.77%	$ 74,000	-	$ 74,000
Development Activity								
Life Care Services	EFC	Construction Loan	120	WA	8.00 %	$ 94,500	$ (94,500)	$ -
Life Care Services	EFC	Senior Note	220	WA	6.75 %	$ 60,000	$ (33,936)	$ 26,064
Bickford Senior Living	SHO	RIDEA Development	300	IL, VA	9.00 %	$ 55,000	$ (43,017)	$ 11,983
Senior Living Communities	SHO	Construction Loan	N/A	Various	7.60 %	$ 15,000	$ (4,096)	$ 10,904
Various	SHO	Renovation & Construction	N/A	Various	Various	$ 16,400	$ (1,768)	$ 14,632

[1] Includes existing properties leased to Ensign. NHI basis in 15-property lease portfolio is $211 million with new annual lease payment of $17.75 million.

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- Low Leverage Balance Sheet
- Staggered Long-Term Debt Maturities
- Target 60/40 Equity/Debt Funding Mix

Normalized FFO (per diluted share) Dividend Payout



$5.00
$4.00
$3.00
$2.00
$1.00
$-
$4.20
$3.08
$4.67
$3.40
$4.86
$3.60
2014
2015
2016**

Adjusted EBITDA (millions, *annualized)



$280
$240
$200
$160
$120
$80
$40
$0
$169.7
$216.6
$248.3
2014
2015
2016*

Normalized AFFO (per diluted share)



$5.00
$4.00
$3.00
$2.00
$1.00
$-
$3.76
$4.10
$4.37
2014
2015
2016**

**Normalized FFO and Normalized AFFO are mid-point of guidance range

CAPITAL STRUCTURE


Unsecured, Variable 12%
Secured, Fixed 11%
DEBT[1]
Unsecured, Fixed 77%

Fixed Charge Coverage


15.0x
12.5x
10.0x
7.5x
5.0x
2.5x
0.0x
12.8x
7.9x
6.1x
5.8x
2013
2014
2015
Q3 2016

Net Debt to Adjusted EBITDA (*annualized)


5.x
4.x
3.x
2.x
1.x
0.x
3.4x
4.2x
4.2x
4.4x
2013
2014
2015
2016*

($, in 000's)		Amount	Rate[2]	% of Total	Maturity
Secured Debt					
Fixed Rate					
HUD Mortgage Loans	$	46,035	4.04%	4.2%	20 years
Fannie Mae Mortgage Loans		78,084	3.79%	7.1%	9 years
Total Secured Debt		124,119			
Unsecured Debt					
Fixed Rate					
Term Loans		650,000	4.01%	58.9%	7 years
Convertible Senior Notes		200,000	3.25%	18.1%	5 years
Variable Rate					
Revolving Credit Facility		128,600	2.03%	11.7%	4 years
Total Unsecured Debt		978,600			
Subtotal		1,102,719	3.63%	100.0%	
Note Discounts		(6,516)			
Unamortized Loan Costs		(10,185)			
Total Debt	$	1,086,018			

[1] excludes impact of unamortized discounts and loan costs;
[2] weighted average

BEST-IN-CLASS OPERATORS

We partner with best-in-class operators of independent living, assisted living and memory care, skilled nursing, medical office building, and specialty hospital facilities.

(#) indicates the number of properties; excludes development and lease-up properties

* based on trailing twelve months; full portfolio coverage 1.90x; SNF includes NHC coverage of 3.76x & 3.91x for the T12 periods ending Q2 '16 and Q2 '15, respectively.

** SHO includes coverage of 1.31x and 1.33x for Q2 '16 & Q2 '15, respectively, for need driven properties and 1.24x and 1.32x for Q2 '16 & Q2 '15 , respectively, for discretionary properties

Stabilized Lease Portfolio EBITDARM Coverage* Q2 '15 Q2 '16


12x
10x
8x
6x
4x
2x
0x
1.32
1.27
3.03
2.86
2.45
2.55
7.70
10.36
SHO** (111)
SNF (70)
HOSP (3)
MOB (2)

	NHC	Holiday Retirement	Bickford	Senior Living Communities	Ensign Group
Ownership	Public	Private National	Private	Private	Public
Market Focus	SNF / SHO	SHO	SHO	SHO	SNF
7-Year Investment	$37.4m	$492.9m	$423.7m	$505.0m	$242.8m
% of Revenue[1]	16%	15%	14%	14%	9%

	East Lake	HSM	LCS	SLM	Brookdale
Ownership	Private	NFP	Private National	Private	Public
Market Focus	SHO	SNF	SHO	SHO	SHO
7-Year Investment	$133.2m	$67.0m	$127.3m	$16.3m	$15.3m
% of Revenue[1]	4%	3%	3%	3%	2%

[1]Based on annualized cash revenue of $235,472,000 for contracts in place at September 30, 2016

RIDEA RELATIONSHIP



NHI Annual Revenue from Bickford (millions, *annualized)



$25
$20
$15
$10
$5
$0
2011
2012
2013
2014
2015
2016*

Bickford

Iowa	9	Ohio	2
Indiana	6	Kansas	2
Illinois	7	Virginia	2
Michigan	4	Development	2
Nebraska	3		

Bickford Senior Living manages and operates over 50 Independent Living, Assisted Living, and Memory Care branches throughout the country and has experience in constructing over 150 of these types of communities for various owners. Their mission: ***"Bickford exists to enrich HAPPINESS in the lives of our residents, our beloved friends. Happiness is a very personal thing and it has become our mission to discover what that is for each of our residents, based on their life story, their expressed wishes and desires, even based on their day."***

Prior to September 30, 2016, NHI owned an 85% equity interest and Bickford, through its affiliate Sycamore Street, owned a 15% equity interest in NHI's consolidated subsidiary (PropCo) which owns 32 assisted living/memory care facilities, one new facility and four facilities in development, two of which opened in October. The facilities have been leased to an operating company (OpCo) in which NHI previously retained a non-controlling 85% ownership interest. The facilities are managed by Bickford. The joint venture was structured to comply with the provisions of RIDEA.

RIDEA OPERATING PERFORMANCE

Quarter over Quarter	Total		Same Store		Focus Properties[2]	
	Q3 2016	Q3 2015	Q3 2016	Q3 2015	Q3 2016	Q3 2015
Number of Properties	33	32	31	31	2	1
Number of units	1,666	1,606	1,514	1,514	152	92
Average unit occupancy	87.0%	86.3%	89.2%	86.0%	66.1%	93.9%
Average monthly RPU[1]	$5,065	$4,811	$5,118	$4,851	$4,364	$3,914
Operating revenue	$22,038	$19,625	$20,722	$18,949	$1,316	$676
Less: operating expenses	14,917	12,457	13,732	12,096	1,185	361
EBITDARM	**$7,121**	**$7,168**	**$6,990**	**$6,853**	**$131**	**$315**

Sequential Quarter	Total		Same Store		Focus Properties[2]	
	Q3 2016	Q2 2016	Q3 2016	Q2 2016	Q3 2016	Q2 2016
Number of Properties	33	32	31	31	2	1
Number of units	1,666	1,606	1,514	1,514	152	92
Average unit occupancy	87.0%	88.7%	89.2%	88.4%	66.1%	93.1%
Average monthly RPU[1]	$5,065	$4,941	$5,118	$5,013	$4,364	$3,828
Operating revenue	$22,038	$21,116	$20,722	$20,132	$1,316	$983
Less: operating expenses	14,917	13,259	13,732	12,587	1,185	671
EBITDARM	**$7,121**	**$7,857**	**$6,990**	**$7,545**	**$131**	**$312**

Trailing 12 Months as of September 30,	Total	
	2016	2015
Number of Properties	29	29
Number of units	1,355	1,355
Average unit occupancy	87.7%	86.8%
Average monthly RPU[1]	$5,031	$4,861
Operating revenue	$71,745	$68,638
Less: operating expenses	46,394	42,788
EBITDARM	**$25,351**	**$25,850**

Trailing 12 months includes properties operating in the portfolio for at least 24 months

[1] revenue per occupied unit
[2] focus properties include acquisitions & developments that have been in the portfolio for less than 5 quarters

INVESTING IN RELATIONSHIPS



Eric Mendelsohn
President & CEO

Creating shareholder value through selective growth



Kristin S. Gaines
Chief Credit Officer



Roger R. Hopkins
Chief Accounting Officer



Kevin Pascoe
EVP, Investments



John Spaid
EVP, Finance



Colleen Sullivan
Director, Investor Relations



Jerry Taylor
Director, Business Development



Ron Reel
Controller

Analyst Coverage

Juan Sanabria | Bank of America Merrill Lynch   John Kim | BMO Capital Markets   John Roberts | J.J.B. Hilliard W.L. Lyons   Peter Martin | JMP Securities   Jordan Sadler | Key Banc Capital Markets   Rich Anderson | Mizuho Securities   Chad Vanacore | Stifel, Nicolaus & Company   Todd Stender | Wells Fargo   Joe France | Cantor Fitzgerald   Dana Hambly | Stephens Inc.

Investor Relations

National Health Investors, Inc. | 222 Robert Rose Drive | Murfreesboro, Tennessee 37129 | 615.890.9100
csullivan@nhireit.com | www.nhireit.com

NHI LISTED NYSE

BALANCE SHEETS

(in thousands, except per share amounts)

		September 30, 2016		December 31, 2015
Assets				
Real estate properties				
Land	$	164,279	$	137,532
Buildings and improvements		2,204,625		1,945,323
Construction in progress		24,772		13,011
		2,393,676		2,095,866
Less accumulated depreciation		(297,193)		(259,059)
Real estate properties, net		2,096,483		1,836,807
Mortgage and other notes receivable, net		183,993		133,714
Cash and cash equivalents		4,197		13,286
Marketable securities		23,871		72,744
Straight-line rent receivable		66,904		59,777
Equity-method investment and other assets		12,322		15,544
Assets held for sale, net		—		1,346
Total Assets	$	2,387,770	$	2,133,218
Liabilities and Stockholders' Equity				
Debt	$	1,086,018	$	914,443
Accounts payable and accrued expenses		36,090		19,397
Dividends payable		35,863		32,637
Lease deposit liabilities		21,275		21,275
Real estate purchase liabilities		750		750
Deferred income		784		2,256
Total Liabilities	$	1,180,780	$	990,758
Commitments and Contingencies				
National Health Investors Stockholders' Equity:				
Common stock, $.01 par value; 60,000,000 shares authorized; 39,847,860 and 38,396,727 shares issued and outstanding, respectively		398		384
Capital in excess of par value		1,173,552		1,085,136
Cumulative dividends in excess (deficit) of net income		24,584		19,862
Accumulated other comprehensive income		8,456		27,910
Total National Health Investors Stockholders' Equity		1,206,990		1,133,292
Noncontrolling interest		—		9,168
Total Equity		1,206,990		1,142,460
Total Liabilities and Equity	$	2,387,770	$	2,133,218

STATEMENTS OF INCOME

Quarter Ended September 30,		2016		2015
Revenues				
Rental income	$	59,272	$	54,459
Interest income from mortgage and other notes		3,591		2,507
Investment income and other		388		1,255
		63,251		58,221
Expenses				
Depreciation		15,240		13,485
Interest, including amortization of debt discount and issuance costs		10,816		9,772
Legal		156		117
Franchise, excise and other taxes		271		214
General and administrative		2,169		1,691
Loan and realty losses (recoveries)		1,131		—
	$	29,783	$	25,279
Income before equity-method investee, TRS tax benefit, investment and other gains and noncontrolling interest		33,468		32,942
Income (loss) from equity-method investee		(754)		(252)
Income tax (expense) benefit of taxable REIT subsidiary		(933)		100
Investment and other gains		1,657		1,187
Net income		33,438		33,977
Less: net income attributable to noncontrolling interest		(406)		(377)
Net income attributable to common stockholders	$	33,032	$	33,600
Weighted average common shares outstanding:				
Basic		39,283,919		37,566,221
Diluted		39,651,900		37,583,141
Earnings per common share:				
Net income attributable to common stockholders - basic	$	.84	$	.89
Net income attributable to common stockholders - diluted	$	.83	$	.89


THE
BEDFORD
INDEPENDENT RETIREMENT LIVING

FFO, AFFO & FAD

(in thousands, except share and per share amounts)

Quarter Ended September 30,		2016		2015
Net income attributable to common stockholders	$	33,032	$	33,600
Elimination of certain non-cash items in net income:				
Depreciation		15,240		13,485
Depreciation related to noncontrolling interest		(312)		(293)
Net Gain on sales of real estate		—		(1,126)
Funds from operations		47,960		45,666
Gain on sale of marketable securities		—		(61)
Gain on sale of equity-method investee		(1,657)		—
Write-off of deferred tax asset		1,192		—
Non-cash write-off of straight-line rent receivable		1,131		—
Normalized FFO		48,626		45,605
Straight-line lease revenue, net		(6,000)		(6,184)
Straight-line lease revenue, net, related to noncontrolling interest		15		5
Amortization of original issue discount		288		277
Amortization of debt issuance costs		586		587
Amortization of debt issuance costs related to noncontrolling interest		(9)		(9)
Normalized AFFO		43,506		40,281
Non-cash share-based compensation		251		233
Normalized FAD	$	43,757	$	40,514

BASIC				
Weighted average common shares outstanding		39,283,919		37,566,221
FFO per common share	$	1.22	$	1.22
Normalized FFO per common share	$	1.24	$	1.21
Normalized AFFO per common share	$	1.11	$	1.07
Normalized FAD per common share	$	1.11	$	1.08
DILUTED				
Weighted average common shares outstanding		39,651,900		37,583,141
FFO per common share	$	1.21	$	1.22
Normalized FFO per common share	$	1.23	$	1.21
Normalized AFFO per common share	$	1.10	$	1.07
Normalized FAD per common share	$	1.10	$	1.08
Payout ratios				
Regular dividends per common share	$	0.90	$	0.85
Normalized FFO payout ratio per diluted common share		73.2%		70.2%
Normalized AFFO payout ratio per diluted common share		81.8%		79.4%
Normalized FAD payout ratio per diluted common share		81.8%		78.7%

PORTFOLIO INFORMATION

Tenant Purchase Options

Asset Type	Number of Facilities	Lease Expiration	1st Option Open Year	Current Cash Rent	% of Total[1]
MOB	1	February 2018	Open	$ 704,000	0.3%
HOSP	1	September 2027	2018	2,237,000	1.0%
ALF	8	December 2024	2020	3,984,000	1.8%
HOSP	1	March 2025	2020	1,774,000	0.8%
SLC	3	June 2025	2020	4,741,000	2.2%
EFC	2	May 2031	2021	3,980,000	1.8%
Various	9	-	Thereafter	11,365,000	5.2%
					13.1%

[1]Based on annualized cash revenue of $235,472,000 for contracts in place at September 30, 2016

Lease Maturities (annualized cash rent; $ in thousands)



SHO
SNF
OTHER
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Thereafter
# of properties:
1
8
2
-
6
2
4
2
8
9
112

RECONCILIATIONS

	Properties	Units/Sq. Ft*	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	76	3,689	$ 38,338	$ 2,129	$ 36,209	$ 16,784	$ 52,993
Senior Living Campus	10	1,323	10,252	1,100	9,152	5,568	14,720
Total Senior Housing - Need Driven	86	5,012	48,590	3,229	45,361	22,352	67,713
Senior Housing - Discretionary							
Independent Living	29	3,212	34,453	6,825	27,628	9,290	36,918
Entrance-Fee Communities	9	2,064	30,683	5,626	25,057	10,563	35,620
Total Senior Housing - Discretionary	38	5,276	65,136	12,451	52,685	19,853	72,538
Total Senior Housing	124	10,288	113,726	15,680	98,046	42,205	140,251
Medical Facilities							
Skilled Nursing	67	8,687	49,980	595	49,385	21,489	70,874
Hospitals	3	181	5,769	248	5,521	1,841	7,362
Medical Office Buildings	2	88,517*	751	(23)	774	257	1,031
Total Medical Facilities	72		56,500	820	55,680	23,587	79,267
Total Continuing Leases	196		170,226	16,500	153,726	65,792	219,518
Current Year Disposals			1,148	83	1,065	(1,065)	-
Total Lease Revenue			171,374	16,583	154,791	64,727	219,518
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	3	222	451		451	879	1,330
Senior Housing - Discretionary	1	400	6,026		6,026	2,009	8,035
Medical Facilities	6	450	880		880	294	1,174
Other Notes Receivable	—	—	2,558		2,558	943	3,501
Total Mortgages	10	1,072	9,915		9,915	4,125	14,040
Investment and Other Income			2,184		2,184	(270)	1,914
Total Revenue			$ 183,473	$ 16,583	$ 166,890	$ 68,582	$ 235,472



DEFINITIONS

Annualized Revenues
The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

Adjusted EBITDA & EBITDARM
We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR
The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

Normalized FFO, AFFO & FAD
These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, normalized AFFO & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, normalized AFFO & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

We believe that normalized AFFO is an important supplemental measure of operating performance for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease.

This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our convertible senior notes and debt issuance costs to be amortized as a non-cash adjustment to earnings. Normalized AFFO is useful to our investors as it reflects the growth inherent in our contractual lease payments without the distortion caused by non-cash amortization.

We believe that normalized FAD is an important supplemental measure of operating performance for a REIT, also providing a useful indicator of the ability to distribute dividends to shareholders.

Facility Types
SHO - Senior housing
EFC - Entrance Fee Community
SNF -Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges
The term Fixed Charges refers to interest expense and debt principal.

Peer Average
The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
HCP, Inc.
LTC Properties, Inc.
Sabra Health Care REIT, Inc.
Health Care REIT, Inc.

Stabilized Lease
A newly acquired triple-net lease property is generally considered stabilized upon lease -up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return
The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

RIDEA
Our joint ventures are designed to be compliant with the provisions of the REIT Diversification and Empowerment Act of 2007, or RIDEA.

WACY
The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NHI®

Q3 2016 SUPPLEMENTAL